Umpqua Holdings Corporation 3rd Quarter 2019 Earnings Conference Call Presentation October 17, 2019

Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. In this press release we make forward-looking statements about strategic investments, fee income initiatives, MSR sales and strategic initiatives. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives on time and in amounts projected; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Umpqua Next Gen Balanced Growth Human Digital Operational Excellence • $616 million, 11% annualized, of • Go To, the industry’s first human • Phase I initiatives are complete deposit growth during the quarter digital banking platform, launched leading to lower non-interest highlighted by growth in non- in April now has 34,000 customers expense. interest bearing balances of $352 enrolled million, or 21% annualized. • Total of 27 stores will be consolidated in 2019, brings total • Umpqua Smart Leads, a predictive to 65 consolidations since Q3 2017. • $567 million, 11% annualized, of analytics tool serving commercial loan and lease growth during the and corporate customers, is Non-Interest Expense quarter. immediately assisting bankers in (in millions) providing additional fee-based $565 $561.0 products to our customers. $560 $555 • Growth in treasury management $550 revenue for commercial and $545 corporate customers of 48% $540 annualized $535.6 $535 $530 $525 $520 YTD 2018 YTD 2019 3

Q3 2019 Highlights (compared to Q2 2019) • Net income of $84.5 million, or $0.38 per diluted common share • Net interest income increased by $1.8 million on a quarter to quarter basis primarily driven by higher average balances of loans and leases along with a lower level of premium amortization for residential mortgage backed securities and collateralized mortgage obligations, partially offset by lower average yields on loans and leases; • Provision for loan and lease losses increased by $3.9 million, due to an increase in net charge offs of $4.9 million and growth in the overall loan portfolio; • Net charge-offs increased by eight basis points to 0.34% of average loans and leases (annualized); • Non-interest income decreased by $33.3 million, driven primarily by the $75.4 million net gain recorded in the prior quarter from the sale of the Visa Class B stock and other debt securities, partially offset by an increase of $37.5 million in net residential mortgage banking revenue; • Non-interest expense increased by $3.2 million, driven primarily by higher mortgage banking-related expenses, a $2.2 million year to date reclassification of swap collateral interest to other non-interest income, and higher legal fees, partially offset by seasonally lower payroll taxes and a lower loss on OREO; • Non-performing assets to total assets improved to 0.25% from 0.28%; • Estimated total risk-based capital ratio of 13.6% and estimated Tier 1 common to risk weighted assets ratio of 10.9%; • Declared a quarterly cash dividend of $0.21 per common share. 4

Selected Ratios For the quarter ended Performance Credit Quality Capital (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. 5

Summary Income Statement (in millions) Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Net interest income before provision $229.0 $227.2 $237.7 $247.4 $241.4 Provision for loan and lease losses 23.2 19.4 13.7 17.2 11.7 Net interest income after provision 205.7 207.8 224.0 230.2 229.7 Non-interest income 88.5 121.8 45.7 56.8 72.4 Non-interest expense 183.6 180.4 171.6 178.5 179.3 Income before provision for income taxes 110.7 149.2 98.1 108.5 122.8 Provision for income taxes 26.2 37.4 24.1 28.2 31.8 Net income $84.5 $111.8 $74.0 $80.3 $91.0 Earnings Per Share $0.38 $0.51 $0.34 $0.36 $0.41 6 Note: tables may not foot due to rounding.

Net Interest Income (in millions) Reported Net Interest Income (in millions) Base Net Interest Income $250 $247.4 $250 $245 $243.2 $241.4 $245 $240 $237.7 $240 $235 $235 $232.5 $229.0 $229.5 $230 $227.2 $230 $225 $225 $223.2 $221.6 $220 $220 $215 $215 $210 $210 $205 $205 $200 $200 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 7 (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. Note: tables may not foot due to rounding.

Net Interest Margin Net Interest Margin 4.09% 4.15% 4.09% 4.03% 4.00% 3.89% 3.94% 3.70% 3.61% 3.63% 3.54% 3.50% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 3.00% Reported Net Interest 2.50% Margin 4.09% 4.15% 4.03% 3.70% 3.63% 2.00% Impact from Change in 1.50% Accounting Methodology¹ (0.12)% Accretion Related to 1.00% Acquired Loans (0.08)% (0.06)% (0.09)% (0.09)% (0.09)% 0.50% Base Net Interest Margin 3.89% 4.09% 3.94% 3.61% 3.54% 0.00% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Reported Net Interest Margin Base Net Interest Margin NIM – MBS & CMO Premium Amortization & Recapture Details Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 MBS & CMO Premium in $ millions (Amortization)/Recapture $3.3mm $6.1mm ($1.6mm) ($10.4mm) ($6.6mm) Net NIM Impact in basis points 0.06% 0.10% (0.03)% (0.17)% (0.11)% Accretive/(Dilutive) (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. 8 Note: tables may not foot due to rounding.

Non-Interest Income Other¹ Net Gain/(Loss) on Investment Securities Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $135.0 $121.8 $115.0 $16.0 $4.0 $95.0 $9.5 $2.1 $88.5 $3.3 $72.4 $16.6 $75.0 $4.1 $15.6 $56.8 $55.0 $3.9 (in millions) $45.7 $16.0 $75.4 $47.0 $31.5 $4.2 $15.3 $35.0 $15.2 $3.8 $2.1 $2.1 $11.2 $2.1 $2.8 $2.5 $2.2 $1.8 $15.0 $0.4 $0.3 $0.8 $0.7 $17.0 $16.4 $16.7 $11.8 $11.5 $(0.5) -$5.0 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 9 Note: tables may not foot due to rounding. (1) Other includes swap revenue, international banking revenue, SBA servicing income, commercial card revenue, etc.

Mortgage Banking Closed mortgage volume (in millions) Gain on sale margin $1,600 $1,455 4.50% $1,400 $1,180 4.00% $1,200 $1,081 3.72% $1,000 $806 $844 $902 3.50% 3.32% $800 $698 $757 2.95% $600 $589 $487 3.00% 2.77% 2.83% $400 2.50% $482 $611 $200 $324 $313 $319 $0 2.00% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Portfolio For Sale Residential mortgage banking revenue summary (in millions) Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Origination and Sale $21.0 $16.7 $14.4 $23.2 $31.4 Servicing 10.3 11.6 10.8 11.0 11.4 Change in fair value of MSR asset: Changes due to collection/realization of (6.0) (6.4) (6.4) (6.9) (6.8) expected cash flows over time Changes due to valuation 6.2 (6.6) (7.5) (17.8) 11.0 inputs or assumptions 10 Note: tables may not foot due to rounding. Total $31.5 $15.2 $11.2 $9.5 $47.0

Non Interest Expense Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge (in millions) (in millions) $195.0 110.0% $185.0 $183.6 $179.3 $178.5 $180.4 100.0% $175.0 $171.6 90.0% $165.0 80.0% $155.0 70.0% $145.0 60.4% 57.1% 58.6% 57.8% 60.0% $135.0 51.6% $125.0 50.0% $115.0 40.0% Q3 2018 Q4 2018 Q1 2019 Q2 019 Q3 019 Non-interest expense Efficiency ratio 11

Selected Balance Sheet (in millions) Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Total assets $28,930.9 $27,986.1 $27,355.6 $26,939.8 $26,615.1 Interest bearing cash and temporary investments 757.8 691.3 605.8 287.2 570.3 Investment securities available for sale, fair value 2,842.1 2,698.4 2,894.8 2,977.1 2,864.4 Loans and leases, gross 21,520.8 20,953.4 20,406.0 20,422.7 19,854.0 Allowance for loan and lease losses (156.3) (151.1) (144.9) (144.9) (144.0) Goodwill and other intangibles, net 1,807.4 1,808.8 1,810.2 1,811.6 1,813.2 Deposits 22,434.7 21,819.0 21,243.9 21,137.5 20,892.8 Securities sold under agreements to repurchase 296.7 308.1 288.9 297.2 287.0 Borrowings 1,106.7 821.7 932.4 751.8 751.8 Total shareholders' equity 4,289.5 4,228.5 4,112.3 4,056.4 4,003.9 Ratios: Loan to deposit ratio 95.9% 96.0% 96.1% 96.6% 95.0% Book value per common share $19.48 $19.18 $18.65 $18.42 $18.18 Tangible book value per common share¹ $11.27 $10.97 $10.44 $10.19 $9.95 Tangible common equity to tangible assets¹ 9.2% 9.2% 9.0% 8.9% 8.8% 12 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) $25.0 As of September 30, 2019 $21.5 $20.4 2% Non-owner occupied term CRE $19.0 $20.0 Owner occupied term CRE $16.8 $17.4 5% $15.3 16% Multifamily $15.0 Commercial construction 20% 12% Residential development $10.0 $7.7 Commercial term $6.4 $6.5 $7.2 Commercial lines of credit & other 7% $5.0 16% Leases & equipment finance 6% Mortgage 11% $0.0 Home equity lines & loans 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3 1% 4% Consumer & other 2019 (in billions) Total Deposits $25.0 $22.4 As of September 30, 2019 $21.1 $19.0 $19.9 $20.0 $17.7 $16.9 Demand, non-interest $15.0 21% bearing Demand, interest bearing $9.4 $9.2 $9.4 $9.1 $10.0 32% 6% Money market $5.0 Savings $0.0 11% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3 30% Time 2019 13 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q3 2019¹ 100% 9.9% 90% 30.7% 80% 42.3% 42.2% 42.4% 42.4% 42.5% 22.0% 70% 2.7% 60% 34.7% 50% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 26.5% 27.4% 27.3% 27.9% 28.8% 40% 30% Floating Rate Breakout – Q3 2019¹ 20% 0.5% 31.2% 30.4% 30.2% 29.7% 28.7% 10% 32.0% 0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) 67.5% Prime Libor 1 Month Other  (1) Includes loans available for sale. 14  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics

Mortgage

- Represents 20% of overall portfolio
- Total delinquencies of 0.89%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $457,000
- Average FICO of 760 and LTV of 65%

Non-owner Occupied CRE

- Represents 16% of overall portfolio
- Total delinquencies of 0.33%
- Annualized net charge-off rate of 0.08%
- Average loan size of $1.5 million
- Average LTV of 52% and DSC of 1.9

Commercial & Industrial

- Represents 17% of overall portfolio
- Total delinquencies of 0.22%
- Annualized net charge-off rate of 0.19%
- Average loan size of $563,000

Geographic Diversification



Other 12%
Portland / Vancouver 12%
WA, Other 6%
Southern CA 18%
OR, Other 13%
Puget Sound 16%
Northern CA 12%
Bay Area 12%

Owner Occupied CRE

- Represents 12% of overall portfolio
- Total delinquencies of 0.54%
- Annualized net charge-off rate of 0.02%
- Average loan size of $857,000
- Average LTV of 52%

Multifamily

- Represents 16% of overall portfolio
- Total delinquencies of 0.00%
- Annualized net charge-off rate of 0.00%
- Average loan size of $1.7 million
- Average LTV of 53% and DSC of 1.6

Lease & Equipment Finance (FinPac)

- Represents 7% of overall portfolio
- Total delinquencies of 2.24%
- Annualized net charge-off rate of 3.07%
- ~10% average yield
- Average loan size of $36,000

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Note: Balances and delinquencies as of Sept 30, 2019. Annualized net charge-off rate for Q3 2019. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding.

Credit Quality



Provision Expense & Non-Performing Assets To Total Assets
Provision Expense ($ in millions)
Non performing assets to total assets
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.37%
0.36%
0.32%
0.28%
0.25%
$11.7
$17.2
$13.7
$19.4
$23.2
Q3 2018
Q4 2018
Q1 2019
Q2 019
Q3 019
Provision expense
Non Performing Assets To Total Assets



Classified Assets
Classified Loans / Total Loans
Classified Assets / RBC
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
0.83%
0.75%
0.66%
0.68%
0.77%
9.20%
8.50%
7.40%
7.57%
8.30%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Classified Loans to Total Loans
Classified Assets to Risk-Based Capital



Allowance for Loan & Lease Losses
ALLL ($ in millions)
Allowance / Total Loans and Leases
$160.0
$150.0
$140.0
$130.0
$120.0
$110.0
$100.0
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
0.73%
0.71%
0.71%
0.72%
0.73%
$144.0
$144.9
$144.9
$151.1
$156.3
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Allowance for loan and lease losses
Allowance for loan and lease losses to total loans and leases



Net Charge-offs to Average Loans and Leases (annualized)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.00%
3.59%
3.10%
3.49%
3.07%
0.25%
0.32%
0.27%
0.26%
0.34%
0.06%
0.09%
0.06%
0.02%
0.14%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Umpqua Bank (ex FinPac)
FinPac
Umpqua Holdings Consolidated

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Current Expected Credit Loss ("CECL") Impact

Cumulative Effect - Day 1 Implementation

- Estimated increase between 30% to 45%
- Driven by Lease, Multifamily, and Residential
- Estimates dependent on:
  - Economic environment
  - Characteristics of the portfolio
  - Model methodologies
  - Management judgement

Capital Implications – Day 1

- Tier 1
  - ~18 to 27 bps decrease (~7 to 11 bps decrease if phased in)
- Total Risk Based Capital
  - ~5 to 7 bps increase (~0 to 1 bps increase if phased in)

Effects

- Increased volatility in times of stress
- Possible changes to pricing

Expected Impact to Allowance for Credit Losses ("ACL")

Portfolio	% Change	Causes of Change
Commercial	~(15) - 0%	• Length of term • Non-PCD acquired loans included in ACL • DCF methodology on non-revolving portfolio • Consensus economic forecast utilized
Lease & Equipment Finance	~105 - 115%	
CRE	~20 - 45%	
Residential/Home Equity	~10 - 20%	
Consumer	~20 - 30%	

	Q3 2019	Day 1
Total Allowance	$156MM	~$203MM to $227MM
% of Ending Loans	0.73%	~0.94% to 1.05%

Allowance based on:

- Loan level probability of default and loss given default values or net charge off rates
- Portfolio level prepayment speeds
- Consensus economic scenario
- Qualitative factors considered when appropriate
- Both discounted cashflow and non-discounted cashflow methods are used based on portfolio

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Capital Management • All regulatory capital ratios remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Declared quarterly dividend of $0.21 per share, ~5.10% current dividend yield² • Q3 total payout ratio of 55% 16.0% 13.6% 14.0% 1.6% ~ $200mm 12.0% 10.9% 10.9% 1.5% 9.2% 9.2% 10.0% 1.9% 1.9% 10.5% 0.5% 3.2% 2.7% 2.0% 8.0% 8.5% 7.0% 6.0% 1.5% 6.0% 4.0% 5.0% 2.0% 0.0% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets Capital Threshold³ In-House Policy Floor "Excess" Capital⁴ 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 3. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%) 18 2. As of closing stock price on 9/30/2019 4.“Excess” Capital defined as capital above thresholds defined above and internal policy limits

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) Sep 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Total shareholders' equity $4,289,516 $4,228,507 $4,112,326 $4,056,442 $4,003,893 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 19,750 21,155 22,560 23,964 25,506 Tangible equity - common 2,482,115 $2,419,701 $2,302,115 $2,244,827 $2,190,736 Total assets $28,930,855 $27,986,075 $27,355,625 $26,939,781 $26,615,067 Subtract: Goodwill $1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net $19,750 21,155 22,560 23,964 25,506 Tangible assets $27,123,454 $26,177,269 $25,545,414 $25,128,166 $24,801,910 Common shares outstanding at period end 220,212 220,499 220,457 220,255 220,238 Total shareholders' equity to total assets ratio 14.83% 15.11% 15.03% 15.06% 15.04% Tangible common equity ratio 9.15% 9.24% 9.01% 8.93% 8.83% Book value per common share $19.48 $19.18 $18.65 $18.42 $18.18 Tangible book value per common share $11.27 $10.97 $10.44 $10.19 $9.95 20

Thank You